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                                                                     EXHIBIT 4.1



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
              [SEAL]                    EXCEL LEGACY CORPORATION                   [SEAL]


                           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


 THIS CERTIFICATE IS TRANSFERABLE IN                                  SEE REVERSE FOR CERTAIN DEFINITIONS
THE CITY OF BOSTON, MA OR NEW YORK, NY                                        CUSIP 300665 10 6


     This Certifies that




     is the record holder of


           FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

      ==================================EXCEL LEGACY CORPORATION===================================


      transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed.  This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


      Dated


                /s/ RICHARD B. MUIR                                        /s/ GARY B. SABIN

                  SECRETARY                                                  PRESIDENT

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COUNTERSIGNED AND REGISTERED:
     BankBoston, N.A.
         TRANSFER AGENT AND REGISTRAR

By   /s/ [ILLEGIBLE]

                 AUTHORIZED SIGNATURE

                                                [SEAL]

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    The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE
ISSUANCE OF A REPLACEMENT CERTIFICATE.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM         --      as tenants in common           UNIF GIFT MIN ACT--       ................. Custodian .................
                                                                                 (Cust)                 (Minor)
TEN ENT         --      as tenants by the entireties                              under Uniform Gifts to Minors
                        as joint tenants with right
JT TEN          --      of survivorship and not as
                        tenants in common                                        Act..........................................
                                                                                                (State)

                                                       UNIF TRF MIN ACT--         ................. Custodian (Until age .....)
                                                                                  (Cust)
                                                                                  ................. Under Union Transfers
                                                                                       (Minor)
                                                                                  to Minors Act...............................
                                                                                                       (State)
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    Additional abbreviations may also be used though not in the above list.

--------------------------------------------------------------------------------

              TRANSFER FEE: $2.50 FOR EACH NEW CERTIFICATE ISSUED

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
              PLEASE INSERT SOCIAL SECURITY OR OTHER
                  IDENTIFYING NUMBER OF ASSIGNEE
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    FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto ___________________________________________________________________________
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE.)
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated  ____________________________


                                      X
                                        ---------------------------------------

                                      X
                                        ---------------------------------------
                               NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:


By
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THIS SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION,
BANKS, STOCKBROKERS, SAVING AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-16